                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT
                                 ____________________


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  MAY 29, 1997
                                                  ------------

                     CATERPILLAR FINANCIAL FUNDING CORPORATION
--------------------------------------------------------------------------------
          (Exact name of registrant as specified in governing instruments)


             NEVADA              333-24373            88-0342613
         ---------------    -----------------   ---------------------
         (State or other    (Commission File    (IRS Employer
         jurisdiction of    Number)             Identification No.)
         organization)


  GREENVIEW PLAZA, 2950 EAST FLAMINGO ROAD, SUITE C-3B, LAS VEGAS, NV  89121
--------------------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (702) 735-2514
                                                     --------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)


                           Exhibit Index located at Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements - Not Applicable

         (b)  Pro Form Financial Information - Not Applicable

         (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                           SEQUENTIALLY
EXHIBIT                                                      NUMBERED
NUMBER   EXHIBIT                                               PAGE
------   -------                                           ------------

1.1(A)   Class A Note Underwriting Agreement
         dated May 21, 1997 among Caterpillar
         Financial Funding Corporation, Caterpillar
         Financial Services Corporation, Merrill Lynch,
         Pierce, Fenner & Smith Incorporated

1.2(A)   Class B Note Underwriting Agreement dated
         May 21, 1997 among Caterpillar Financial
         Funding Corporation, Caterpillar Financial
         Services Corporation and Merrill Lynch,
         Pierce, Fenner & Smith Incorporated.

4.1(A)   Indenture dated as of May 1, 1997 between
         Caterpillar Financial Asset Trust 1997-A and The First National Bank of Chicago, as
         Indenture Trustee.

4.2(A) Amended and Restated Trust Agreement dated as of May 1, 1997 between Caterpillar
         Financial Funding Corporation and Chase
         Manhattan Bank Delaware, as Owner Trustee.

4.3(A) Sale and Servicing Agreement dated as of May 1, 1997 among Caterpillar Financial
         Asset Trust 1997-A, Caterpillar Financial
         Funding Corporation, as Seller and
         Caterpillar Financial Services
         Corporation, as Servicer.

10.1(A) Purchase Agreement dated as of May 1, 1997 between Caterpillar Financial Funding
         Corporation Inc., as Purchaser and
         Caterpillar Financial Services
         Corporation, as Seller.

                                                           SEQUENTIALLY
EXHIBIT                                                      NUMBERED
NUMBER   EXHIBIT                                               PAGE
------   -------                                           ------------


10.2(A)  Administration Agreement dated as of
         May 1, 1997 among Caterpillar Financial Asset
         Trust 1997-A, Caterpillar Financial Services
         Corporation, as Administrator and Servicer,
         Caterpillar Financial Funding Corporation, and The First National Bank of Chicago, as
         Indenture Trustee.

10.3(A) Custodial Agreement dated as of May 1, 1997, among Caterpillar Financial Services
         Corporation, Caterpillar Financial Funding
         Corporation, Caterpillar Financial Asset Trust 1997-A and the First National Bank of Chicago, as Indenture Trustee.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CATERPILLAR FINANCIAL FUNDING CORPORATION
                                     (Registrant)





June 5, 1997                      By:/s/ Paul E. Gaeto
                                     ------------------------
                                     Name:  Paul E. Gaeto
                                     Title: Secretary